Exhibit 10.4

                                FIRST AMENDED AND
                        RESTATED SUBORDINATION AGREEMENT

     THIS FIRST AMENDED AND RESTATED SUBORDINATION AGREEMENT (this "AGREEMENT") is made and entered into as of April 27, 2011 by and among BaseLine Capital, Inc. ("SUBORDINATED LENDER"), Baron Energy, Inc. ("BORROWER"), as successor in interest to Permian Legend Petroleum LP, and Newton Energy, Inc. ("SENIOR LENDER"), with reference to the following facts:

     A. Borrower's predecessor, Permian Legend Petroleum LP ("PERMIAN"), and Subordinated Lender entered into that certain Loan Agreement dated as of August 1, 2007, as amended by that certain Consent and First Amendment to Loan Agreement dated October 31, 2008, and as further amended by that certain Second Amendment to Loan Agreement dated as of September 30, 2009 (collectively, the "ORIGINAL SUBORDINATED LOAN AGREEMENT").

     B. In connection with the Original Loan Agreement, Permian, Subordinated Lender and American State Bank ("ASB") entered into that certain Subordination Agreement dated as of August 1, 2007 (the "ORIGINAL SUBORDINATION AGREEMENT").

     C. ASB has transferred the Senior Debt to Senior Lender.

     D. Through a series of corporate transactions, Borrower is the successor in interest to Permian and is obligated to the Subordinated Lender and Senior Lender under the Original Subordination Agreement and the related loan documents.

     E. Subordinated Lender and Borrower have entered into that certain First Amended and Restated Loan Agreement of even date herewith (the "SUBORDINATED LOAN AGREEMENT"), amending and restating the Subordinated Original Loan Agreement.

     F. Senior Lender, Subordinated Lender and Borrower have agreed to amend and restate the Original Subordination Agreement as set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises of this Agreement, and for other consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Subordinated Lender and Senior Lender agree as follows:

     1. Definitions. As used in this Agreement the following terms have the following meanings (other terms are defined above or elsewhere herein):

     "DEBTOR RELIEF LAWS" means Title 11 of the United States Code, as amended from time to time, and any and all applicable laws regarding liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, suspension of payments, insolvency, reorganization, or similar laws affecting the rights of creditors generally, as in effect from time to time and as hereafter amended.

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     "EQUIPMENT COLLATERAL" means the equipment, inventory, pipe and other personal property assets of Borrower pledged to Subordinated Lender under the Subordinated Loan Documents.

     "EVENT OF DEFAULT" means an "Event of Default" for failure to make a payment under and as defined in the Senior Loan Documents.

     "PERSON" means any individual, partnership, limited partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, syndicate, or other entity or organization of whatever nature.

     "SENIOR DEBT" means the principal, interest, fees, and any and all costs and expenses owed by Borrower to Senior Lender under the Senior Loan Documents, and all extensions and renewals thereof, as well as any additions thereto, including, but not limited to, any future advances to be extended by Senior Lender to Borrower up to the maximum amount of $1,000,000.00, plus accrued interest and amounts owed for fees, costs and expenses.

     "SENIOR LOAN DOCUMENTS" means that certain Amended, Restated and Consolidated Term Note dated August 31, 2010 executed by Borrower and made payable to Senior Lender, together with all of the loan documents referred to therein and executed in connection therewith.

     "SUBORDINATED DEBT" means the principal of and interest on the Subordinated Loan Documents and all other debt of Borrower to Subordinated Lender up to the maximum principal amount of $500,000.00, plus accrued interest and amounts owed for fees, costs and expenses.

     "SUBORDINATED LOAN DOCUMENTS" means the Subordinated Loan Agreement and all related agreements, documents and instruments.

     2. Subordination. Until the Senior Debt is paid in full, (a) any payment in respect of the Subordinated Debt is and shall be expressly junior and subordinated in right of payment to all amounts due and owing upon all Senior Debt outstanding from time to time, (b) except as expressly provided in SECTION 3 hereof, Subordinated Lender may not receive or accept any payment in any form with respect to the Subordinated Debt and (c) any liens or security interests now or hereafter securing payment of any and all Subordinated Debt are expressly subordinated to the liens and security interests now or hereafter securing the Senior Debt; in each case, including all other notes and security instruments executed in connection therewith, and each amendment, extension, refinancing, restatement or other modification thereof. Subordinated Lender may require Borrower to pledge, mortgage or grant liens on their properties to Subordinated Lender so long as Senior Lender also has a lien on or security interest in such property or has determined in its discretion not to have such lien or security interest. Senior Lender acknowledges and agrees that it has determined not to have and does not have a lien on or security interest in any of the Equipment Collateral, and that the Subordinated Lender's lien on and security interest in the Equipment Collateral is not subject to the subordination provided in this Agreement.

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     3. Payment on Subordinated Debt. If the Payment Conditions (as hereinafter defined in this SECTION 3) are satisfied, Borrower may pay Subordinated Lender on the Subordinated Loan Agreement pursuant to the terms thereof (the "PERMITTED PAYMENTS"). The term "PAYMENT CONDITIONS," means that: (i) no Event of Default has occurred and is continuing under the Senior Loan Documents, and (ii) no Event of Default would result under the Senior Loan Documents from the making of any such Permitted Payments. If the Payment Conditions are not satisfied with respect to any calendar month, such that the Permitted Payments attributable to such calendar month may not be made pursuant to this Agreement, then such Permitted Payments shall continue to be an obligation of Borrower to Subordinated Lender, expressly subject to the rights of the Senior Lender, and subject to the terms of this Agreement. If the Payment Conditions are not satisfied with respect to any calendar month, resulting in the Permitted Payments for that month not being made, then at the end of any subsequent calendar month, if the Payment Conditions are satisfied based on a cumulative calculation that includes all unpaid Permitted Payments, then the sum of the unpaid Permitted Payments for all such previous calendar months may be paid.

     4. Proceedings Against Borrower. Until the Senior Debt is paid in full, Subordinated Lender may not, without the consent of the Senior Lender (which consent will not be unreasonably withheld):

          (a) exercise any remedies (other than the acceleration of the Subordinated Debt, which the Subordinated Lender may do at its discretion in accordance with the Subordinated Loan Documents), or commence any action or proceeding (or join with any other creditor in commencing any action or proceeding, including an action or proceeding under any Debtor Relief Law) to recover all or any part of the Subordinated Debt from Borrower, or

          (b) exercise any remedies, or commence any action or proceeding against Borrower or any assets of Borrower to foreclose, levy or realize against any assets of Borrower;

provided, that the foregoing limitations shall not apply to any right, action or remedy of the Subordinated Lender (i) relating to the Assignments under and as defined in the Subordinated Loan Agreement, (ii) concerning the Equipment Collateral, (iii) to collect any Permitted Payments, or (iv) taken within one hundred eighty (180) days prior to the expiration of any limitations period related to the Subordinated Debt or to any right or remedy under the Subordinated Loan Documents.

     5. Waiver and Subrogation. Subordinated Lender hereby waives and agrees not to assert against Senior Lender any rights which a guarantor or surety of debt of Borrower might assert. Notwithstanding the immediately preceding sentence, nothing in this Agreement shall cause Subordinated Lender to be deemed or treated as a guarantor or surety. Subordinated Lender shall be subrogated, to the extent of any amounts required to be paid over to Senior Lender pursuant to the terms of this Agreement, to all rights of Senior Lender to receive any payments or distributions applicable to the Senior Debt.

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     6. Debtor Relief Laws. In the event of any proceedings under any Debtor
Relief Laws involving Borrower (other than in the capacity of a creditor), Subordinated Lender may, to the extent applicable, file any claims, proofs of claim, motions, responses, pleadings or other instruments of similar character necessary to (a) have its claim allowed with respect to the Subordinated Debt,
(b) vote on any plan or other matter proposed, or (c) enforce the obligation of Borrower with respect to the Subordinated Debt. Notwithstanding anything set forth herein to the contrary, Subordinated Lender shall be entitled to payments and other rights and remedies as may be provided under or in connection with any plan or other procedure approved by a court or other authorized Person(s) under any Debtor Relief Laws.

     7. Subordinated Lender's Rights. Except as expressly limited herein, Subordinated Lender shall have the right to enforce the obligations of Borrower under the Subordinated Loan Documents.

     8. No Impairment. Except as otherwise provided herein, Senior Lender may, at any time and from time to time, without the consent of or notice to Subordinated Lender, without incurring responsibility to Subordinated Lender, and without impairing or releasing any of Senior Lender's rights, or any of the obligations of Subordinated Lender under this Agreement:

          (a) change the amount, manner, place, or terms of payment, or change or extend the time of payment of or renew or alter all or any part of the Senior Debt or amend, modify, supplement, or restate, any of the Senior Loan Documents in any manner whatsoever, except that the amount of the Senior Debt secured by the Mortgaged Properties (as defined in the Subordinated Loan Agreement) shall not exceed $1,000,000.00;

          (b) sell, exchange, release, or otherwise deal with all or any part of any property pledged or mortgaged to secure all or any part of the Senior Debt;

          (c) release anyone liable in any manner for the payment or collection of all or any part of the Senior Debt;

          (d) exercise or refrain from exercising any rights against the Borrower, Guarantor and others; and

          (e) apply any sums, by whomsoever paid or however realized, to the Senior Debt.

     Subordinated Lender agrees that if Senior Lender agrees to any sale, exchange, release, or transfer of all or any part of any property pledged or mortgaged to secure all or any part of the Senior Debt, and Subordinated Lender will receive payment receive payment in full of all obligations owed to it by Borrower in connection with such transaction (after payment in full of the Senior Lender), such sale, exchange, release, or transfer shall be made free of any liens or security interests securing the Subordinated Debt. Upon receipt of such payment in full of all obligations owed to it by Borrower, Subordinated Lender further agrees to execute any and all documents or instruments requested by Borrower or Senior Lender to evidence the release of any such liens and security interests of Subordinated Lender.

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     9. Other Agreements. Notwithstanding anything to the contrary set forth in this Agreement or in the Senior Loan Documents, (i) Borrower shall execute and deliver the Assignment, and the related Memorandum of Assignment and the Limited Power of Attorney, to Subordinated Lender upon execution of this Agreement to be held, delivered and filed in accordance with the Subordinated Loan Agreement,
(ii) Subordinated Lender may accept and file the Assignment in accordance with the Subordinated Loan Agreement, (iii) Senior Lender hereby consents to the Assignment and to the above-described actions, and waives any and all breaches, defaults or Events of Default that such items or actions may cause under the Senior Loan Documents, (iv) Senior Lender shall execute and deliver to the Subordinated Lender a full release of the property interest covered by the Assignment and all production and proceeds related thereto upon notice from Subordinated Lender that it is entitled to the Assignment in accordance with the Subordinated Loan Agreement, (v) the debt, liens and security interests evidenced by the Subordinated Security Documents are hereby approved and consented to by Senior Lender under the Senior Loan Documents, and Senior Lender waives any and all breaches, defaults or Events of Default such debt, liens or security interests my cause under any of the Senior Loan Documents, (vi) Senior Lender and Subordinated Lender shall promptly give notice to each other Lender upon the occurrence of any breach, default or Event of Default under the respective loan documents or any change, event or occurrence regarding Borrower, Guarantor or their respective properties about which either becomes aware, and
(vii) Senior Lender and Borrower and Guarantor shall not enter into any agreements or other documents (including without limitation amendments or modifications of the Senior Loan Documents) which conflict or interfere with or reduce any right or interest of Subordinated Lender set forth in this Agreement, the Assignment or the Subordinated Loan Documents.

     10. Attorneys' Fees. If either Subordinated Lender or Senior Lender employs an attorney or attorneys to enforce or defend its rights under this Agreement, such Lender shall be entitled to recover from Borrower its court costs, reasonable attorneys' fees, and other costs of enforcement.

     11. Amendment of Subordinated Loan Documents. The Subordinated Loan Documents may be amended, extended, renewed, or replaced without the prior written consent of the Senior Lender so long as the total principal amount does not exceed $500,000.00.

     12. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Agreement may be transmitted and signed by facsimile or other electronic transmission and shall have the same effect as manually-signed originals and shall be binding on all parties. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     13. Binding Effect. This Agreement is binding upon the parties hereto and their respective successors and assigns.

     14. Choice of Law. THIS AGREEMENT MUST BE CONSTRUED, AND ITS PERFORMANCE ENFORCED, UNDER TEXAS LAW, WITHOUT REGARD TO THE CHOISE OF LAW RULES OF SUCH STATE.

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     15. Subordinated Lender's Option. Effective on the first date (i) the
Senior Lender institutes judicial proceedings seeking payment of, or an account of, the Senior Debt or enforcement of any rights or remedies against Borrower or any collateral securing payment of the Senior Debt or the performance of Borrower's obligations under the Senior Loan Documents, or (ii) the Senior Lender initiates any foreclosure proceedings for the purpose of realizing upon any of the collateral securing payment of the Senior Debt (any such event in clause (i) or this clause (ii), herein an "OPTION EVENT"), the Subordinated Lender shall have the right and option (but not the obligation) for each Option Event for a period of ten days (the "OPTION EXERCISE PERIOD") to purchase all (but not less than all) of the Senior Debt and Senior Loan Documents. The Option Exercise Period shall commence upon the Subordinated Lender's receipt of written notice from the Senior Lender stating that an Option Event has occurred. If the Subordinated Lender elects to purchase the Senior Debt, the Subordinated Lender shall deliver to the Senior Lender, not later than the expiration of the Option Exercise Period, a written notice (the "Notice", the date of such notice being herein referred to as the "NOTICE DATE") specifying (i) the Subordinated Lender's desire to irrevocably exercise the option and (ii) a place and date not later than ten (10) days after the Notice Date for the closing (the "CLOSING DATE"). On the Closing Date, the Subordinated Lender shall pay to the Senior Lender in immediately available funds an amount equal to the Senior Debt (the "PURCHASE PRICE"). At the closing, simultaneously with the delivery of the Purchase Price, the Senior Lender shall assign to the Subordinated Lender all of the Senior Loan Documents by instruments containing mutually agreeable and customary terms for such a transaction.

     16. Borrower's Acknowledgment. Borrower hereby acknowledges and agrees to the terms of this Agreement.



                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES.]

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     EXECUTED as of the date set out in the Preamble.

                                 SENIOR LENDER:

                                 NEWTON ENERGY, INC.


                                 By: /s/ James J. Cerna
                                    -------------------------------------------
                                 Name:  James J. Cerna
                                 Title: Manager

                                 SUBORDINATED LENDER:

                                 BASELINE CAPITAL, INC.


                                 By: /s/ Karl J. Reiter
                                    -------------------------------------------
                                    Karl J. Reiter, President

                                 BORROWER:

                                 BARON ENERGY, INC.


                                 By: /s/ Lisa P. Hamilton
                                    -------------------------------------------
                                 Name:  Lisa P. Hamilton
                                 Title: Executive Vice President and CFO




                    Signature Page to Subordination Agreement


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